                            SUPPLEMENT TO PROSPECTUS
          FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                DATED MAY 1, 2000

                              PAYMENT ENHANCEMENTS

     For contracts issued on or after January 29, 2001 ("NEW CONTRACTS"), the promotional payment enhancement rates are as follows: 4.5% for cumulative purchase payments of less than $500,000; 5.0% for cumulative purchase payments of $500,000 or more but less than $2.5 million; and 5.5% for cumulative purchase payments of $2.5 million or more. Subsequent payments to contracts issued prior to February 1, 2001 will continue to receive the payment enhancement rates in effect at the time of the issuance of those contracts. We may terminate the promotional payment enhancements at any time. Initial and subsequent purchase payments that do not receive the promotional payment enhancements will receive the guaranteed payment enhancements described in the prospectus under "Payment Enhancements."

                       OPTIONAL ANNUAL STEP DEATH BENEFIT

     New Contracts will be issued with an Optional Annual Step Death Benefit if the contract owner elects this benefit. An additional annual fee of .05% is imposed for this benefit.

AMOUNT OF DEATH BENEFIT

     With the Optional Annual Step Death Benefit, the amount of the death benefit payable under a contract is the greater of :

a) the death benefit described in the prospectus under "Death Benefit During the Accumulation Period - Amount of Death Benefit" (that is, the greatest of: (i) the contract value; or (ii) the sum of all purchase payments made, less any amount deducted in connection with partial withdrawals; or (iii) after the ninth contract year, the death benefit on the last day of the ninth contract year, plus the sum of all purchase payments made and less any amount deducted in connection with partial withdrawals since that date); or

b)   the Optional Annual Step Death Benefit.

The Optional Annual Step Death Benefit is the greatest anniversary value after the effective date of the Optional Annual Step Death Benefit (the effective date of a New Contract) but prior to the oldest owner's 81st birthday. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less amounts deducted in connection with partial withdrawals since the last day of the contract year. If the oldest owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Optional Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT SHOULD NOT BE ADDED.

PAYMENT OF THE DEATH BENEFIT

     The provisions in the prospectus regarding "Payment of Death Benefit" also apply in the case of the Optional Annual Step Death Benefit except that the fourth bullet is replaced by the following:

     - If the deceased owner's spouse is the beneficiary, the surviving spouse continues the contract (including the Optional Annual Step Death Benefit) as the new owner. In this case, the distribution rules applicable when a contract owner dies will apply when the spouse, as the owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse, the death benefit paid upon the first owner's death will be treated as a purchase payment to the contract. This purchase payment is not eligible for a payment enhancement and, when calculating the payment enhancement for subsequent purchase payments, it will not be included in cumulative purchase payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first owner's death will not be considered in the determination of the spouse's death benefit. When calculating the spouse's death benefit, the anniversary values on the last day of each contract year prior to the first owner's death will be zero for purposes of calculating the Optional Annual Step Death Benefit.

TERMINATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT

     The Optional Annual Step Death Benefit terminates on the earliest to occur of: (a) the termination date of the contract, (b) the maturity date or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the contract (including the Optional Annual Step Death Benefit) as the new owner.

OPTIONAL ANNUAL STEP DEATH BENEFIT FEE

     For New Contracts, the annual fee for the Optional Annual Step Death Benefit is .05%. Total separate account annual expenses with the Optional Annual Step Death Benefit, assuming no other optional benefits are elected, are 1.60%. If no optional benefits are elected, total separate account annual expenses are 1.55%. See "Separate Account Annual Expenses" below.

QUALIFIED RETIREMENT PLANS

     Contract owners who intend to use their Contract in connection with qualified retirement plans, including IRAs, should consider the effects that the death benefit provided under the contract (with or without the Optional Annual Step Death Benefit rider) may have on their plans (see APPENDIX G to the prospectus). Please consult your tax advisor.

            OPTIONAL ANNUAL STEP DEATH BENEFIT FOR EXISTING CONTRACTS

     Contracts issued on or after July 31, 2000 but prior to February 1, 2001 were issued with an Optional Annual Step Death Benefit if the contract owner elected this benefit. The Optional Annual Step Death Benefit may not be added to these contracts after the issue date of the contract. The Optional Annual Step Death Benefit may be added to contracts issued prior to July 31, 2000 subject to the restrictions set forth below. With respect to all such contracts (sometimes collectively referred to as "EXISTING CONTRACTS"), the Optional Annual Step Death Benefit is the same as the Optional Annual Step Death Benefit described above except that the annual fee for the benefit is 0.20%.

     The offer to add the Optional Annual Step Death Benefit to Existing Contracts issued prior to July 31, 2000 is effective only for the period commencing 30 days before the first contract anniversary of such an Existing Contract after August 15, 2000 and ending 30 days after such first contract anniversary. (For example, if the first contract anniversary after August 15, 2000 is December 1, 2000, then the offer is effective for such Existing Contract for the period commencing November 2, 2000 and ending December 31, 2000.)

     If the oldest owner is age 80 or older on the effective date of the Optional Annual Step Death Benefit, the Optional Annual Step Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT IS AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP DEATH BENEFIT SHOULD NOT BE ADDED.

     We believe that the addition of the Optional Annual Step Death Benefit to Existing Contracts as described above will not be a taxable event for Federal tax purposes; however, any contract owner considering this offer should consult a tax adviser.

     The offer to add the Optional Annual Step Death Benefit to certain Existing Contracts issued prior to July 31, 2000 is scheduled to terminate on December 31, 2001. However, we reserve the right to terminate this offer or to vary its terms at any time.

THE ADDITION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO AN EXISTING CONTRACT MAY NOT ALWAYS BE IN THE INTEREST OF A CONTRACT OWNER SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

OPTIONAL ANNUAL STEP DEATH BENEFIT FEE FOR EXISTING CONTRACTS

     The annual fee for the Optional Annual Step Death Benefit for Existing Contracts is 0.20%. Total separate account annual expenses with the Optional Annual Step Death Benefit, assuming no other optional benefits are elected, are 1.75%. If no optional benefits are elected, total separate account annual expenses are 1.55%. The Optional Annual Step Death Benefit fee is illustrated in the table under "Separate Account Annual Expenses," below.

QUALIFIED RETIREMENT PLANS

     Owners of Existing Contract issued in connection with qualified retirement plans, including IRAs, who wish to add the Optional Annual Step Benefit rider to their contracts should consider the effects that the death benefit may have on their plans (see APPENDIX G to the prospectus). Please consult your tax advisor.


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

                          ENHANCED DEATH BENEFIT RIDER

     Effective January 29, 2001, New Contracts may be issued with an Enhanced Death Benefit Rider if the contract owner elects this enhanced death benefit rider and if the rider is available for sale in the state where the contract is sold. With this benefit, on the death of the contract owner prior to the maturity date, we will pay the death benefit otherwise payable under the contract plus the Enhanced Death Benefit Rider. Election of the Enhanced Death Benefit Rider is irrevocable, and it may only be terminated as described below. We impose an annual fee for the Enhanced Death Benefit Rider of 0.20%.

     Subject to the maximum amount described below, the Enhanced Death Benefit Rider provides a payment equal to 40% of the appreciation in the contract value (as defined below) upon the death of the contract owner for contract owner issue ages up to and including age 69 and 25% for contract owner issue ages 70 and older. The appreciation in the contract value is defined as the contract value less the sum of all purchase payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a contract in the case of qualified contracts.

     For contract owner issue ages up to and including age 69, the maximum amount of the Enhanced Death Benefit Rider is equal to 40% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals. For contract owner issue ages 70 and older, the maximum amount of the Enhanced Death Benefit Rider is equal to 25% of the sum of all purchase payments, less any amounts deducted in connection with partial withdrawals.

     The amount deducted in connection with partial withdrawals will be equal to
(i) times (ii) where:

(i)  is equal to the Enhanced Death Benefit Rider prior to the withdrawal and

(ii) is equal to the partial withdrawal amount divided by the contract value prior to the partial withdrawal.

     If the beneficiary under the contract is the contract owner's surviving spouse, the contract and the Enhanced Death Benefit Rider will continue with the surviving spouse as the new contract owner. In this case, upon the death of the surviving spouse prior to the maturity date, a second Enhanced Death Benefit will be paid and the entire interest in the contract must be distributed to the new beneficiary. For purposes of calculating the Enhanced Death Benefit payable on the death of the surviving spouse, the Enhanced Death Benefit will be equal to zero on the date of the first contract owner's death and the Enhanced Death Benefit payable upon the first contract owner's death will be treated as a purchase payment. This purchase payment is not eligible for a payment enhancement and, when calculating the payment enhancement for subsequent purchase payments, it will not be included in cumulative purchase payments. In addition, all purchase payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first contract owner's death, will not be considered in determining the Enhanced Death Benefit.

TERMINATION OF  THE ENHANCED DEATH BENEFIT RIDER

     The Enhanced Death Benefit Rider will terminate upon the earliest to occur of (a) the date the contract terminates, (b) the maturity date; or (c) the date on which the Enhanced Death Benefit Rider is paid. However, as noted in the paragraph above, if the deceased owner's spouse is the beneficiary, the spouse may elect to continue the contract (including the Enhanced Death Benefit) as the new owner.

THE ADDITION OF THE ENHANCED DEATH BENEFIT RIDER TO A CONTRACT MAY NOT ALWAYS BE IN THE INTEREST OF A CONTRACT OWNER SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED DEATH BENEFIT RIDER FEE

     The annual fee for the Enhanced Death Benefit Rider is 0.20%. Total separate account annual expenses with the Enhanced Death Benefit Rider, assuming no other optional benefits are elected, are 1.75%. If no optional benefits are elected, total separate account annual expenses are 1.55%. The Enhanced Death Benefit Rider fee is illustrated in the table under "Separate Account Annual Expenses," below.

QUALIFIED RETIREMENT PLANS

     Contract owners who intend to use their Contract in connection with qualified retirement plans, including IRAs, should consider the effects that the death benefit provided under the contract (with or without the Enhanced Death Benefit rider) may have on their plans (see APPENDIX G to the prospectus). Please consult your tax advisor.


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

                      GUARANTEED RETIREMENT INCOME PROGRAM

     Effective January 29, 2001, New Contracts will be issued with an Optional Guaranteed Retirement Income Program ("GRIP II") if the contract owner elects the optional GRIP II rider and if the rider is available for sale in the state where the contract is sold. Election of GRIP II is irrevocable, and GRIP II may only be terminated as described below.

     The GRIP II guarantees a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying the Income Base to the annuity purchase rates set forth in the GRIP II rider. As described below, the Income Base is calculated as the greater of purchase payments accumulated at a fixed interest rate or the maximum contract anniversary value, reduced proportionately for partial withdrawals. Because the annuity options provided for in the contract are based on the contract value at the time of annuitization, the amount of the monthly payments under such options may exceed the monthly payments provided by the GRIP II rider. If GRIP II is exercised and the annuity payment available under the contract is greater than the monthly payment provided by the GRIP II rider, we will pay the monthly annuity payment available under the contract. For the optional GRIP II rider, we impose an annual GRIP II rider fee of 0.45% of the Income Base. The fee is deducted from the contract value on each contract anniversary.

     INCOME BASE

     The Income Base upon which the amount of GRIP II annuity payments is based is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base.

     Growth Factor Income Base. The Growth Factor Income Base is equal to (a) less (b), where:

     (a) is the sum of all purchase payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the contract, and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

The growth factor is 6% per annum for annuitant issue ages up to age 75, and 4% per annum for annuitant issue ages 76 or older. The growth factor is reduced to 0% once the oldest annuitant has attained age 85.

     Step-Up Income Base. The Step-Up Income Base is equal to the greatest anniversary value after the effective date of the GRIP II rider and prior to the oldest annuitant's attained age 81. The anniversary value is equal to the contract value on the last day of the contract year, plus subsequent purchase payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the contract year.

     In determining the Income Base:

     - An Income Base reduction is on a pro rata basis and is equal to the Income Base immediately prior to a partial withdrawal multiplied by the percentage reduction in contract value resulting from a partial withdrawal.

     - The Income Base is reduced for any withdrawal charge remaining on the date of exercise of GRIP II.

     - We reserve the right to reduce the Income Base by any premium taxes that may apply.

     THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING GRIP II PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

     EXERCISE OF GRIP II

     Conditions of Exercise. GRIP II may be exercised subject to the following conditions:

     1. GRIP II may not be exercised until the 10th contract anniversary and then must be exercised within 30 days immediately following the 10th contract anniversary or a subsequent contract anniversary, and

     2. GRIP II must be exercised by the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the 10th contract anniversary, if later.


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

     Monthly Income Factors. The Income Base may be applied to monthly income factors to purchase a guaranteed lifetime income under the following annuity options:

     OPTION 1: LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

     OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN - An annuity with payments guaranteed for 20 years and continuing thereafter during the joint lifetime of the annuitant and a designated co-annuitant. Since payments are guaranteed for 20 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the twentieth year.

     The monthly income factors depend upon the sex and age (nearest birthday) of the annuitant (and co-annuitant, if any) and the annuity option selected. The factors are based on the 1983 Individual Annuity Mortality Table A projected at Scale G and reflect an assumed interest rate of 2.5% per annum. The annuitant may only be changed to an individual that is the same age or younger than the oldest current annuitant. A change of annuitant will not affect the Income Base calculation.

     The availability of GRIP II is limited in connection with its use under qualified plans, such as an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if GRIP II is not exercised on or before the date required minimum distributions must begin under a qualified plan, you or your beneficiary may be unable to exercise the benefit under the rider.

     Hence, you should consider that since (a) GRIP II may not be exercised until the 10th contract anniversary after its election and (b) the election of GRIP II is irrevocable, there can be circumstances under a qualified plan in which you will be charged an annual rider fee for GRIP II (discussed further below), notwithstanding that neither you nor your beneficiary may be able to exercise GRIP II because of the restrictions imposed by the minimum distribution requirements. In light of the foregoing, if you plan to exercise GRIP II after your required minimum distribution beginning date under a qualified plan, you should consider whether GRIP II is appropriate for your circumstances. Please consult your advisor.

     In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an annuity option so that it does not exceed the life expectancy of the recipient, or the joint life expectancy of the joint recipients, depending on the annuity option chosen. Once the guarantee period is shortened upon exercise of GRIP II, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the annuitant or at any other time or due to any other event.

     Illustrated below are the Growth Factor Income Base GRIP II amounts per $100,000 of initial payments made into a non-qualified contract, for a male annuitant and a female co-annuitant both age 60 (at issue), on contract anniversaries as indicated below, assuming no subsequent payments or withdrawals and a 6% annual growth rate equal to the growth factor used in calculating the Growth Factor Income Base. We will, upon request, provide illustrations of the GRIP II for an annuitant based on other assumptions.

                                           GRIP II-Annual
                    GRIP II-Annual         Income Joint &
                      Income Life           Survivor Life
   Contract         Annuity with 10         Annuity with
  Anniversary         Year Period          20 Year Period
  at Election           Certain                Certain
-----------------------------------------------------------

      10               $ 12,013               $  9,284
      15               $ 18,406               $ 13,574
      20               $ 27,979               $ 19,358

TERMINATION OF GRIP II

     GRIP II will terminate upon the earliest to occur of:

(a) the contract anniversary immediately prior to the oldest annuitant's 85th birthday or the tenth contract anniversary, if later;

(b)  the full withdrawal of contract value for any reason; or


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

(c)  the exercise of GRIP II.

THE ADDITION OF GRIP II TO A CONTRACT MAY NOT ALWAYS BE IN THE INTEREST OF A CONTRACT OWNER SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

OPTIONAL GRIP II RIDER FEE

     The risk assumed by us associated with GRIP II is that annuity benefits payable under GRIP II are greater than annuity benefits that would have been payable if the contract owner had selected another annuity benefit permitted by the contract and described in the prospectus under "PAY-OUT PERIOD PROVISIONS." To compensate us for this risk, we charge an annual GRIP II rider fee (the "Rider Fee"). On or before the maturity date, the Rider Fee is deducted on each contract anniversary. The amount of the Rider Fee is equal to 0.45% multiplied by the Income Base in effect on that contract anniversary. The Rider Fee is withdrawn from each investment option in the same proportion that the value of the investment account of each investment option bears to the contract value.

     If there is a full withdrawal of contract value on any date other than the contract anniversary, we will deduct a pro-rata portion of the Rider Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Rider Fee will be multiplied by the Income Base immediately prior to withdrawal. The Rider Fee will not be deducted during the annuity period. For purposes of determining the Rider Fee, the commencement of annuity payments will be treated as a full withdrawal.

     The GRIP II Rider Fee is illustrated in the table under "Separate Account Annual Expenses," below.

     GRIP II DOES NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GRIP II SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GRIP II BENEFIT.

                        SEPARATE ACCOUNT ANNUAL EXPENSES

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

                                                                       NEW CONTRACTS  EXISTING CONTRACTS

Mortality and expense risks fee ...............................             1.25%          1.25%
Administration fee ............................................             0.30%          0.30%

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH NO OPTIONAL RIDERS
REFLECTED) ....................................................             1.55%          1.55%

Optional  Annual Step Death Benefit Fee .......................             0.05%          0.20%
Enhanced Death Benefit Rider Fee ..............................             0.20%           N/A

TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES (WITH ALL AVAILABLE
OPTIONAL DEATH BENEFITS REFLECTED) ............................             1.80%          1.75%

Optional GRIP II Rider Fee
(as a percentage of Income Base) ..............................             0.45%*          N/A


--------------
* The annual GRIP II Rider Fee is 0.45% multiplied by the Income Base.

                               EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment, assuming no payment enhancement but reflecting the maximum separate account annual expenses of 1.80% (plus the Optional GRIP II Rider Fee of 0.45% of Income Base) and a 5% annual return on assets, if you surrendered your contract at the end of the applicable time period.

PORTFOLIO                                1 YEAR     3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Pacific Rim Emerging Markets               116        188       246       393
Internet Technologies                      118        193       255       410
Science & Technology                       117        189       248       398
International Small Cap                    119        195       259       418
Aggressive Growth                          117        188       247       395
Emerging Small Company                     116        188       246       394
Small Company Blend                        118        193       255       411
Dynamic Growth                             117        188       247       395
Mid Cap Stock                              116        185       242       385
All Cap Growth                             116        185       241       385
Overseas                                   117        191       251       403
International Stock                        118        192       253       406
International Value                        118        191       252       405
Capital Appreciation                       115        185       240       383
Mid Cap Blend                              114        182       236       374
Small Company Value                        117        191       251       404
Global Equity                              116        186       243       389
Growth                                     114        182       235       373
Large Cap Growth                           115        184       239       380
Quantitative Equity                        113        178       228       359
Blue Chip Growth                           115        183       237       376
Real Estate Securities                     113        178       229       360
Value                                      114        181       234       370
Tactical Allocation                        116        186       242       385
Growth & Income                            113        179       230       363
U.S. Large Cap Value                       115        183       238       378
Equity-Income                              115        183       237       377
Income & Value                             114        181       234       371
Balanced                                   114        181       234       370
High Yield                                 114        180       232       367
Strategic Bond                             114        181       234       370
Global Bond                                115        184       239       381
Total Return                               114        180       232       367
Investment Quality Bond                    113        178       229       360
Diversified Bond                           114        180       232       367
U.S. Government Securities                 113        177       226       355
Money Market                               111        172       218       339
Small Cap Index                            112        173       220       344
International Index                        112        173       220       344
Mid Cap Index                              112        173       220       344
Total Stock Market Index                   112        173       220       344
500 Index                                  111        172       218       340
Lifestyle Aggressive 1000                  117        189       247       396
Lifestyle Growth 820                       116        187       244       389
Lifestyle Balanced 640                     115        184       240       381
Lifestyle Moderate 460                     115        183       237       377
Lifestyle Conservative 280                 114        181       233       369
Small Cap Value Focus                      115        184       238       379
Basic Value Focus                          114        179       231       364
Developing Capital Markets                 119        196       260       420
(A) Formerly, the Mid Cap Growth Trust.

You would pay the following expenses on a $1,000 investment, assuming no payment enhancement but reflecting the maximum separate account annual expenses of 1.80% (plus the Optional GRIP II Rider Fee of 0.45% of Income Base) and a 5% annual return on assets, if you selected an annuity benefit payment option as provided in the contract or did not surrender the contract at the end of the applicable time period.

PORTFOLIO                                1 YEAR     3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Pacific Rim Emerging Markets               36         109       186       393
Internet Technologies                      37         114       195       410
Science & Technology                       36         111       188       398
International Small Cap                    38         117       199       418
Aggressive Growth                          36         110       187       395
Emerging Small Company                     36         109       186       394
Small Company Blend                        37         115       195       411
Dynamic Growth                             36         110       187       395
Mid Cap Stock                              35         107       182       385
All Cap Growth                             35         106       181       385
Overseas                                   37         112       191       403
International Stock                        37         113       193       406
International Value                        37         113       192       405
Capital Appreciation                       34         106       180       383
Mid Cap Blend                              33         103       176       374
Small Company Value                        37         112       191       404
Global Equity                              35         108       183       389
Growth                                     33         103       175       373
Large Cap Growth                           34         105       179       380
Quantitative Equity                        32          98       168       359
Blue Chip Growth                           34         103       177       376
Real Estate Securities                     32          99       169       360
Value                                      33         102       174       370
Tactical Allocation                        35         107       182       385
Growth & Income                            32         100       170       363
U.S. Large Cap Value                       34         104       178       378
Equity-Income                              34         104       177       377
Income & Value                             33         102       174       371
Balanced                                   33         102       174       370
High Yield                                 33         101       172       367
Strategic Bond                             33         102       174       370
Global Bond                                34         105       179       381
Total Return                               33         101       172       367
Investment Quality Bond                    32          99       169       360
Diversified Bond                           33         101       172       367
U.S. Government Securities                 32          97       166       355
Money Market                               30          92       158       339
Small Cap Index                            30          93       160       344
International Index                        30          93       160       344
Mid Cap Index                              30          93       160       344
Total Stock Market Index                   30          93       160       344
500 Index                                  30          92       158       340
Lifestyle Aggressive 1000                  36         110       187       396
Lifestyle Growth 820                       35         108       184       389
Lifestyle Balanced 640                     34         105       180       381
Lifestyle Moderate 460                     34         104       177       377
Lifestyle Conservative 280                 33         101       173       369
Small Cap Value Focus                      34         105       178       379
Basic Value Focus                          32         100       171       364
Developing Capital Markets                 39         118       200       420
(A) Formerly, the Mid Cap Growth Trust.

                THE DATE OF THIS SUPPLEMENT IS JANUARY 29, 2001.

Vantage.Supp.January29,2001


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